Parker Hannifin Corporation Quarterly Earnings Release 2nd Quarter FY 2010 January 19, 2010 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current recession, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions;
threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 2 Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments nd

Slide 5
Second Quarter FY10 Highlights
Indicative Signs
of Industrial Markets Improvement:
Industrial Orders Improved Sequentially From Q1 FY10
Continued Strong Cash
Flow:
Operating Cash Flow/Sales of 14.7%
Continued Inventory
Reduction:
$33M in Q2 FY10; $287M Y-o-Y
Continued Debt
Reduction:
$203M in Q2 FY10; $1B Y-o-Y
Continued Reduction in
Leverage:
Debt to Total Capital Ratio
Reduced to 29.9% (gross) or 27.3% (net of cash)
Operating Margin
Improvement:
Sequential Quarter Improvement
to 10.4% from 9.0% in Q1 FY10
Continued Cost
Control:
Impressive Decremental Marginal Return
on Sales of 10.6% (includes the effects of Acquisitions, Realignment and Inventory Reductions)

Slide 6 Financial Highlights Diluted Earnings per Share 2 Quarter $.64 $.96 $1.10 $2.47 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 Q2 FY10 Q2 FY09 YTD10 YTD09 nd

Slide 7
Influences on 2 Quarter Earnings
Diluted Earnings Per Share Decreased Y-o-Y as a
Result of:
Decreased Revenues (12.4%) Due To Global Recession
and Decline In Nearly All Markets
Increased Other Expense: $8M Due to Asset Write-
Downs
Offset by:
Reduced SG&A Expenses of $27M Due To Tight
Budgetary Control and Lower Incentive Compensation
Lower Interest Expense: $5M Due to Less Debt
Outstanding
Lower Taxes Due to Decreased Operating Income;
Higher Tax Rate Due to Normalized R&D Tax Credits
nd

Slide 8
Financial Highlights
Sales – 2
nd
Quarter
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 2,355 $ (12.4)% 2,689 $
Acquisitions 7 0.3%
Currency 102 3.8%
Adjusted Sales 2,246 $ (16.5)%
2nd Quarter

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 847 $    (14.7)% 993 $
Acquisitions 4           0.4%
Currency 7           0.7%
Adjusted Sales 836 $    (15.8)%
Operating Margin
As reported 114 $    108 $
  % of Sales 13.5% 10.8%
2nd Quarter

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 932 $    (10.6)% 1,043 $
Acquisitions 3           0.3%
Currency 87         8.3%
Adjusted Sales 842 $    (19.2)%
Operating Margin
As reported 83 $      115 $
  % of Sales 8.9% 11.0%
2nd Quarter

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 401 $    (15.4)% 474 $
Acquisitions
Currency 3           0.6%
Adjusted Sales 398 $    (16.0)%
Operating Margin
As reported 41 $      70 $
  % of Sales 10.2% 14.7%
2nd Quarter

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 175 $    (2.4)% 179 $
Acquisitions
Currency 5           2.6%
Adjusted Sales 170 $    (5.0)%
Operating Margin
As reported 6 $        (13) $
  % of Sales 3.5% (7.2)%
2nd Quarter

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
DEC '09 SEPT '09 DEC '08 SEPT '0
Total Parker 7% -     25% -   20% -    1% +
Industrial North America 3% -     27% -   18% -    2% +
Industrial International 0.0% 25% -   28% -    4% -
Aerospace 27% -   23% -   2% +     9% +
Climate & Industrial Controls 6% +    17% -   28% -    5% +
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Inventory - Accounts receivable - Accounts payable

Slide 15 Strong Cash Flow Cash from Operating Activities 1 Half FY10 $606 $445 $0 $100 $200 $300 $400 $500 $600 $700 $800 YTD FY10 YTD FY09 st

Slide 16 Financial Leverage 29.9% Debt to Debt Equity (27.3% net Debt)

Slide 17
FY 2010  Earnings Outlook Assumptions
Segment Sales & Operating Margins
FY 2010 Sales change versus FY 2009
Industrial North America (6.3)% -- (10.3)%
Industrial International (1.4)% -- (6.4)%
Aerospace (7.9)% -- (8.7)%
Climate & Industrial Controls (4.3)% -- (6.7)%
FY 2010 Operating margin percentages
Industrial North America 12.6% -- 12.4%
Industrial International 8.8% -- 8.4%
Aerospace 11.4% -- 11.1%
Climate & Industrial Controls 6.2% -- 5.6%

Slide 18 FY 2010 Earnings Outlook Assumptions below Operating Margin (+/- 3.0%) Corporate Admin $142M Interest Expense $101M Other Expense (Inc.) $150M Total $393M Tax Rate 29%

Slide 19 Earnings Outlook – FY10 Low High Diluted earnings per share $ 2.40 $ 2.80

Slide 20 Questions & Answers...

Appendix Income Statement 2 Quarter FY2010 1 Half FY2010 nd st

Slide 22
Income Statement – 2   Quarter
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales 2,354.7 $   100.0% 2,688.6 $   100.0%
Cost of sales 1,869.5      79.4% 2,121.4      78.9%
Gross profit 485.2         20.6% 567.2         21.1%
S, G & A 309.8         13.2% 337.2         12.5%
Interest expense 25.0           1.1% 30.3           1.1%
Other expense, net 8.1             .3% .5              .0%
Income before taxes 142.3         6.0% 199.2         7.5%
Income taxes 37.3           1.6% 42.5           1.6%
Net income 105.0 $      4.4% 156.7 $      5.9%
Less: Noncontrolling interests .4 $            1.3 $          .1%
Net income attributable to common
shareholders
104.6 $      4.4% 155.4 $      5.8%
FY 2010 FY 2009
nd

Slide 23
Income Statement – 1st Half
Total Year
Dollars in millions
% of Sales % of Sales
Net Sales 4,591.9 $   100.0% 5,753.3 $   100.0%
Cost of sales 3,670.4      79.9% 4,458.6      77.5%
Gross profit 921.5         20.1% 1,294.7      22.5%
S, G & A 611.7         13.3% 669.9         11.6%
Interest expense 50.8           1.1% 58.4           1.0%
Other expense, net 2.7             .1% 8.8            .2%
Income before taxes 256.3         5.6% 557.6         9.7%
Income taxes 77.3           1.7% 149.0         2.6%
Net income 179.0 $      3.9% 408.6 $      7.1%
Less: Noncontrolling interests .9 $            3.0 $          .1%
Net income attribituable to common
shares
178.1 $      3.9% 405.6 $      7.0%
FY 2010 FY 2009